UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 01, 2026

SERITAGE GROWTH PROPERTIES

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-37420	38-3976287
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Fifth Avenue, Suite 1530
New York, New York		10110
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212 355-7800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common shares of beneficial interest, par value $0.01 per share	SRG	New York Stock Exchange
7.00% Series A cumulative redeemable preferred shares of beneficial interest, par value $0.01 per share	SRG-PA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On June 1, 2026 (the “Effective Date”), a subsidiary (the "Seller") of Seritage Growth Properties (the "Company") entered into an option purchase and sale agreement (the “PSA”) with Arena Development Intermediate, LLC, a Delaware limited liability company (the “Buyer”) for the sale of the Seller’s property located in Dallas, Texas (the "Property"). The purchase price for the sale of the Property is $50,760,000, subject to certain adjustments as set forth in the PSA. The closing date under the PSA is the earlier of (i) ninety (90) days following the “Entitlements Period Expiration Date” and (ii) January 31, 2028. The Entitlements Period Expiration Date is the earlier of (i) January 28, 2028, and (ii) the date on which the Buyer obtains the entitlements for the Buyer’s intended use of the Property. The PSA is subject to customary closing conditions and is also cross-conditioned and cross-defaulted with an option purchase and sale agreement (the “Related PSA”) between the Buyer and unaffiliated owners of a larger property adjacent to the Property, which Related PSA contains a similar structure to the PSA.

On the Effective Date, the Buyer made an option payment in the amount of $169,200. If the Buyer does not terminate the PSA on or before June 30, 2026, then (i) commencing on July 1, 2026 and each month thereafter that the PSA remains in effect through December 1, 2026, the Seller shall receive an option payment equal to $126,900 and (ii) commencing on January 1, 2027 and each month thereafter that the PSA remains in effect through January 1, 2028, the Seller shall receive an option payment equal to $274,950. All option payments are incremental to the purchase price and are non-refundable except as otherwise provided for in the PSA. There can be no assurances that the Buyer will exercise the option to purchase the Property.

The foregoing description of the PSA does not purport to be complete and is qualified in its entirety by reference to the full text of the PSA, a copy of which is expected to be filed as an exhibit to the Company’s Periodic Report on Form 10-Q for the period ended June 30, 2026.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SERITAGE GROWTH PROPERTIES

Date:	June 1, 2026	By:	/s/ Matthew Fernand
Matthew Fernand Chief Legal Officer and Corporate Secretary